THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® Shareholder's Advantage A Class

Supplement dated January 19, 2018 to the prospectus dated May 1, 2017

This supplement outlines a change to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider offered under your variable annuity contract. All other provisions of your variable annuity contract remain unchanged. This supplement is for informational purposes and requires no action on your part.

The following change is discussed in this supplement:
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For contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after April 2, 2018, a new 6% Enhancement feature will replace the currently offered 5% Enhancement, if available in your state.

This change results in the following revisions to your prospectus.  All other provisions of your prospectus remain unchanged.

EXAMPLES – The second set of Examples is replaced with the following set:

This Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,002	$1,944	$2,932	$5,592

2)	If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,002	$1,944	$2,932	$5,592

The following discussion will be added to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section of the prospectus, and will replace all discussions regarding the 5% Enhancement. Once the 6% Enhancement is approved in your state, the 5% Enhancement will no longer be offered.

Enhancement Base. The Enhancement Base is the value used to calculate the amount that may be added to the Income Base upon an Enhancement. The Enhancement Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Enhancement Base will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Enhancement Base will equal the Contract Value on the effective date of the rider.  The Enhancement Base is increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by a 6% Enhancement.

The Enhancement Base is not available to you as a lump sum withdrawal or as a Death Benefit.

Additional Purchase Payments automatically increase the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Enhancement Base by $10,000.

Excess Withdrawals reduce the Enhancement Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Enhancement Base.

6% Enhancement. For riders purchased with contracts issued on and after February 20, 2018 (April 2, 2018 for current contractowners), on each Benefit Year anniversary, an enhancement amount equal to 6% of the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, will be added to the Income Base if:

a)	the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b)	there are no withdrawals in the preceding Benefit Year;
c)	the rider is within the Enhancement Period; and
d)	the Income Base after the enhancement amount is added would be greater than the Automatic Annual Step-up of the Income Base.

The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 6% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payments made after the rider effective date will be added immediately to the Income Base and to the Enhancement Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating and determining if the 6% Enhancement applies. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the 6% Enhancement, if applicable, on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 6% Enhancements as long as you meet the conditions listed above.

A 6% Enhancement that occurs during the original Enhancement Period will not cause your rider charge rate to increase. After the tenth Benefit Year anniversary, the rider charge rate could increase to the then current charge at the time a 6% Enhancement is applied. If your charge rate is increased due to a 6% Enhancement, you will have the option to opt out of any enhancements after the tenth Benefit Year. In order to be eligible to receive further 6% Enhancements, the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within an Enhancement Period.

Note: The 6% Enhancement is not available on any Benefit Year anniversary if an Automatic Annual Step-up to the Income Base occurs, or where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 6% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 6% Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 6% Enhancement on the Income Base and Enhancement Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000; Enhancement Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000; Enhancement Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $131,900 ($115,000 x 1.06% = $121,900 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 6% Enhancement until the second Benefit Year anniversary.

The 6% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. As explained below, the 6% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 6% Enhancement. If the Automatic Annual Step-up and the 6% Enhancement increase the Income Base to the same amount, then you will receive the Automatic Annual Step-up. The 6% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.

If during the first ten Benefit Years your Income Base is increased by the 6% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary, if you are in a subsequent Enhancement Period, the annual rider charge rate may increase to the current charge rate in any year the Income Base increases as a result of the 6% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate. See Charges and Other Deductions in your prospectus for more details.

If your charge rate for this rider is increased due to a 6% Enhancement, you may opt out of the 6% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 6% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 6% Enhancement. You may not opt out of the 6% Enhancement if the current charge rate for the rider increases due to additional Purchase Payments made during the preceding Benefit Year that exceed the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section of your prospectus for more details.

6% Enhancements will increase the Income Base and thus the Guaranteed Annual Income payable under your contract. Withdrawals will negatively impact the availability of the 6% Enhancement.

Please retain this supplement for future reference.